EXHIBIT 10.15

THIS AGREEMENT made as of September 3, 1999

BETWEEN:

VIBRO-TECH INDUSTRIES INC., a corporation subsisting under the laws of the state of Delaware, having a place of business at Suite 201-11240 Bridgeport Road, Richmond, British Columbia V6X 1T2

                                (the "Company")

AND:

DR. FOO. LIN ZHOU, of Shantou City, Guangdong Province, China

                                    ("Zhou")

WHEREAS:

A. By an agreement dated August 25, 1998 Zhou assigned certain patents and related technology to the Company in consideration that the Company issue to Zhou or his nominee:

     (a)  2,000,000 shares on execution of the agreement of August 25, 1998;

     (b)  1,000,000 shares on September 1, 1999;

     (c)  1,000,000 shares on September 2000; and

     (d)  1,000,000 shares on September 1, 2001;

B. The Company is proceeding to register with the Securities & Exchange Commission of the United States;

WITNESSES THAT the parties mutually covenant and agree as follows:

1.0 The Company covenants that it has issued in the name of Pioneer Wise, and Zhou acknowledges the issuance of, the 2,000,000 shares issued on execution of the agreement of August 25, 1998.

2.0 The obligation of the Company to issue the remaining 3,00,000 share to Zhou is cancelled and voided without the payment of any amount to Zhou.

3.0 As Zhou modifies products that are the subject of patents, or develops new products that are the subject of patents, the Company will agree from time to time with Zhou about the consideration to be paid for such modifications of new products.

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4.0 The agreement of August 25, 1998 is in all other respects acknowledged and confirmed as an agreement between Zhou and the Company.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto on the day and year first above written.

VIBRO-TECH INDUSTRIES, INC.


By: /s/ William ChowWilliam Chow, Chairman of the Board


Signed, Sealed and Delivered by Foo                           )
Lin Zhou in the presence of:                                  )

/s/ Chinese Character                                           /s/ Foo Lin Zhou
                                                              )     FOO LIN ZHOU

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